UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                        December 17, 1999

                         CI4NET.COM, INC.
     (Exact name of registrant as specified in its charter)


        DELAWARE                           13-4032991
        --------                           ----------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)

1 Rockefeller Plaza - Suite 1600
New York, New York                            10020
----------------------------------            -----
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number             (212) 225-6581
                                          --------------

FORWARD LOOKING STATEMENTS

Except for the Historical Information Contained Herein, Certain Matters Discussed in this Report May Be Considered "Forward-looking Statements" Within The Meaning of The Securities Act of 1933 And The Securities Exchange Act of 1934, as Amended by The Private Securities Litigation Reform Act of 1995. Those Statements Include Statements Regarding The Intent, Belief or Current Expectations of The Company and Members of its Management as Well as the Assumptions on Which Such Statements Are Based. Prospective Investors Are Cautioned That Any Such Forward-looking Statements Are Not Guarantees of Future Performance and Involve Risks and Uncertainties, and That Actual Results May Differ Materially from Those Contemplated by Such Forward-looking Statements. Important Factors Currently Known to Management That Could Cause Actual Results to Differ Materially from Those in Forward-looking Statements Include "The Company's Operating Results Could Fluctuate, Causing Its Stock Price to Fall", "If the Company Cannot Integrate Acquired Companies in its Business, its Profitability May Be Adversely Effected", and "The Company May Not Be Able to Compete Successfully Against Other Companies." These and Additional Important Factors to Be Considered Are Set Forth in the Safe Harbor Compliance Statement for Forward-looking Statements the Company Undertakes No Obligation to Update or Revise Forward-looking Statements to Reflect Changed Assumptions, the Occurrence of Unanticipated Events or Changes to Future Operating Results.


Item 2.  Acquisition or Disposition of Assets

Leisure Concepts International Inc., on December 17, 1999 acquired all the outstanding shares of common stock of CI4Net.com Inc., a Delaware company operating as an Internet holding company. Additionally, the Company has effectuated a 15 for 1 reverse split of its outstanding shares of common stock which has effectively left 555,446 shares of common stock outstanding. Subsequent to the acquisition, and pursuant to the terms of the Acquisition Agreement, the Company issued 20,500,000 shares of common stock to the shareholders of Ci4net.com Inc., as consideration of their sale of the shares of the shares acquired by the Company. Control of the Company now vests in the hands of the shareholders of Ci4net.com Inc.

The Company has also agreed to acquire all of the outstanding shares of common stock of MSK Industries, Inc., in a transaction was to issue 2,238,400 shares of its common stock to the shareholders of MSK Industries.

Pursuant to the terms of the Acquisition Agreement, the Company has changed its name to CI4Net.com, Inc.


ABOUT CI4NET.COM

Ci4net.com is a European economic network, or ``Econet''. The Company currently owns 50% or more of 26 Internet companies involved in Business-to-Business, Business-to-Consumer, e-Commerce and infrastructure. ci4net.com is focused on adding value at all stages of a company's development via its network. ci4net.com can provide infrastructure technologies, operational and management resources and synergistic access to a network of portfolio companies. For more information visit the Company's Web site at http://www.ci4net.com.



ABOUT MSK INDUSTRIES INC.

MSK Industries, Inc., a developmental stage company, was organized on December 31, 1996 under the laws of the State of Delaware, having the stated purpose of engaging in any lawful act or activity for which corporations may be organized. MSK Industries was originally formed to create a chain of Sports themed restaurants, however after a change of strategy MSK began acquiring Internet operations and now have four Internet subsidiaries which now make up the core business of the Company.

MSK Industries has no recent operating history and minimal assets and liabilities based upon its developmental stage status.

Item 5.   Other Events

Subsequent to the closing of the Acquisition Agreement between Leisure Concepts International, Inc., and CI4net.com, Inc., the
Company has decided to change its name to CI4net.com, Inc.

Item 7.   Financial Statements and Exhibits

FINANCIAL STATEMENTS OF CI4NET.COM, INC.

To the Board of Directors of Ci4net.com, Inc.

We have reviewed the accompanying balance sheet of Ci4net.com, Inc., (a development stage company) as of September 30, 1999 and the related statements of operations and deficiency, cash flows and stockholders' equity for period from September 3, 1999 to September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standard require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidences supporting the amounts and disclosures in the financial statements, An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ci4net.com, Inc., as of September 30, 1999, and the results of its operations and its cash flows for the period from September 3, 1999 to September 30, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has losses from operations and a net capital deficiency, which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Notes 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Graf Repetti & Co., LLP.
New York, New York
February 28, 2000

                        CI4NET.COM, INC.
                 (A Development Stage Company)
                          BALANCE SHEET

                                          As Of
                                    September 30, 1999
                                 -----------------------
ASSETS
Current Assets
Cash                                     $0
Other Current Assets                      0
                                   _________
Total Current Assets                      0
Other Assets                              0
                                   _________
TOTAL ASSETS                             $0

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accrued Expenses                      2,500
                                   _________

Total Current Liabilities             2,500
Loan Payable - Gala Consultancy
 Note 6                               6,500
                                   _________
Total Liabilities                     9,000

Stockholders' Equity
 Common Stock, $.001 par value,
 Authorized 25,000.000 Shares;
 Issued and Outstanding
 100 Shares                              -
Additional Paid in Capital            8,333
Deficit Accumulated During the
Development Stage                  ( 17,333)
                                   _________

Total Stockholders' Equity          ( 9,000)

TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                    $0

The accompanying notes and accountant's report are an integral part of these financial statements.

                        CI4NET.COM, INC.
                 (A Development Stage Company)
              STATEMENT OF OPERATIONS AND DEFICIT

                                           From September 3, 1999
                                            To September 30, 1999
                                           ----------------------

TOTAL REVENUES:                                    0

OPERATING EXPENSES:
 Accounting                                    2,500
 Rent Expense (Note 2)                         6,500
 Contributed Sevices (Note 5)                  8,333
                                            ________

TOTAL OPERATING EXPENSES                      17,333

NET LOSS                                     (17,333)

DEFICIENCY BEGINNING OF PERIOD                     -

DEFICIENCY - END OF PERIOD                   (17,333)

NET LOSS PER SHARE                           (173.33)

Weighted Average Number of Shares
  Outstanding                                    100


The accompanying notes and accountant's report are an integral part of these financial statements.

                       CI4NET.COM, INC.
                 (A Development Stage Company)
                   STATEMENT OF CASH FLOWS

                                           From September 3, 1999
                                            To September 30, 1999
                                           ----------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss                                      $(17,333)

Adjustments to Reconcile Net Loss to Net
  Cash Used in operating Activities:
Additional Paid In Capital Contributed
  by Shareholders for:
  Rent                                           6,500
  Contributed Services                           8,333
Changes in Assets and Liabilities:
Increase in Accrued Expenses                     2,500
                                            ------------

Total Adjustments                               17,333

Net Cash Used in Operating Activities:              -

Net Change in Cash                                  -

Cash - Beginning                                    -

Cash - Ending                                       -

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION:

Cash paid during the year for:
    Interest Expense                                -
    Corporate Taxes                                 -

                       CI4NET.COM, INC.
                 (A Development Stage Company)
              STATEMENT OF SHAREHOLDERS' DEFICIENCY
    FROM SEPTEMBER 3, 1999 (INCEPTION) TO SEPTEMBER 30, 1999


                                                        Total
                    COMMON STOCK ISSUED    Additional Accumulated Shareholders'
                    SHARES    PAR VALUE    Paid in Cap  Deficit    Equity
                 -------------------------------------------------------------

ISSUANCE OF 100
SHARES
SEPT. 3, 1999           100     $     -      $     -     $    -     $    -

NET LOSS
FOR THE
PERIOD FROM
INCEPTION TO
SEPT. 30, 1999            0           0        8,333     (17,133)    (9,000)
                   -----------------------------------------------------------
BALANCE
SEPT. 30, 1999          100           0        8,333     (17,133)    (9,000)


The accompanying notes and accountant's report are an integral part of these financial statements.

                       CI4NET.COM, INC.
                 (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS
                       SEPTEMBER 30, 1999

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

A.  Description of Company

CI4NET.COM, INC., ("the Company") is a for-profit corporation, incorporated under the laws of the State of Delaware on September
1, 1999. Ci4net.com, Inc.'s principal objective is to develop a network of Inernet companies.

B. Basis of Presentation

Financial statements are prepared on the accrual basis of accounting. Accordingly, revenue is recognized when earned and expenses when incurred.

C. Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates. Significant estimates in the financial statements include the assumption that the Company will continue as a going concern. See Note 4.


NOTE 2 - USE OF OFFICE SPACE

The Company uses 1000 square feet of space for its executive offices at One Rockefeller Plaza, Suite 1600, New York, New York which is paid for by Gala Consultancy Ltd., one of its shareholders. The fair market value of this office is $6,500 per month which is reflected as an expense with a corresponding credit to Loan Payable - Gala Consultancy Ltd.


NOTE 3 - EARNINGS PER SHARE

                    Net Loss Per Share          $ (173.33)


NOTE 4 - LIQUIDITY

The Company's viability as a going concern is dependent upon raising additional capital, and ultimately, having net income. The Company's limited operating history, including its losses and no revenues, primarily reflect the operations of its early stage. As a result, the Company had from time of inception to September 30, 1999 no revenue and a net loss from operations of $(17,333). As of September 30, 1999, the Company had a net capital deficiency of $(8,000).

The Company requires additional capital principally to meet its costs for the implementation of its business plan, for general and administrative expenses and to fund costs associated with the start up of its telecommunications operations. It is not anticipated that the Company will be able to meet its financial obligations through internal net revenue in the foreseeable future. Ci4net.com, Inc., does not have a working capital line of credit with any financial institution. Therefore, future sources of liquidity will be limited to the Company's ability to obtain additional debt or equity funding. See Note 6.


NOTE 5 - CONTRIBUTED SERVICES

On September 3, 1999 two of the company's officers began rendering services on behalf of the company at no cost. The fair market value is $4,166 per officer per month. Each amount is reflected as an expense with a corresponding credit to additional paid in capital.


NOTE 6 - RELATED PARTY TRANSACTION

Gala Consultancy Ltd., is a shareholder Ci4net.com, Inc., (Ci4).
Gala Consultancy Ltd. has agreed to supply funds as needed to Ci4 to cover Ci4's financial obligations.

Ci4 anticipates that its capital resources, as provided through its arrangement with Gala Consultancy Ltd., will permit the company to maintain its current implemented operations for at lease twelve (12) months.

As of September 30, 1999, $6,500 was outstanding on this loan.

The loan is not evidenced by a note. The informal agreement calls for no payment of interest. Ci4 intends to repay the loan out of any fundraising that it may carry out or when the company achieves sustainable revenue.


NOTE 7 - SUBSEQUENT EVENTS


On October 1, 1999, Ci4net.com, Inc., acquired 100% of
Ci4net.com, Limited, a Jersey Channel Islands Corporation for
1,000,000 shares. At this time, Ci4net.com Limited had 3 subsidiaries and subsequently now has a total of 7 subsidiaries.

On October 1, 1999 Ci4net.com, Inc., acquired 100% of Three W
Capital Limited, a Marshall Islands Corporation for 2,000,000 shares. Three W Capital has 4 subsidiaries.

On December 17, 1999, Ci4net.com, Inc., was purchased by Leisure
Concepts International inc., a for-profit corporation incorporated under the laws of the State of Delaware on December
29, 1995. Leisure Concepts International, Inc., was a developmental stage company with no assets and $25,538 of liabilities as of October 31, 1999. The new entity uses the name
Ci4net.com, Inc.

The purchase agreement between Leisure Concepts International Inc., and Ci4net.com, Inc., called for a one for 15 reverse split of Leisure's then outstanding shares resulting in 555,466 shares outstanding. Leisure then issued 20,500,000 post-reverse split shares with a par value of $20,500 to the shareholders of Ci4 in exchange for 100% of the issued and outstanding stock of Ci4.
The agreement closed on December 17, 1999.

On December 20, 1999, Ci4net.com Inc., acquired 100% of Planet
Edge Limited, a UK Corporation for 1,166,667 shares.

On December 21, 1999, Ci4net.com Inc., acquired 100% of MSK
Industries Inc., a Delaware Corporation for 2,238,400 shares.
MSK has 4 subsidiaries.

FINANCIAL STATEMENTS OF MSK INDUSTRIES, INC.

To the Board of Directors of MSK Industries, Inc.

We have reviewed the accompanying balance sheet of MSK Industries, Inc., (a development stage company) as of May
31, 1998 and 1999, and the related statements of operations and deficiency, cash flows and stockholders' equity (deficit), for the years then ended, and for the period December 31, 1996 (inception) to May 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standard require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidences supporting the amounts and disclosures in the financial statements, An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MSK Industries, Inc., as of May 31, 1998 and 1999, and the results of its operations and its cash flows for the years then ended and for the period December 31, 1996 (inception) to May 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has losses from operations and a net capital deficiency, which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Notes 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Graf Repetti & Co., LLP.
New York, New York
February 28, 2000

                      MSK INDUSTRIES INC.
                  (A Development Stage Company)
                          BALANCE SHEET
                   AS OF MAY 31, 1998 AND 1999

                                     May 31, 1998    May 31, 1999
ASSETS
Current Assets
  Cash                                   $   0           $    0
  Other Current Assets                       0                0
                                        ----------     ---------
  Total Current Assets                       0                0
                                        ----------     ---------
  Total Assets                           $   0           $    0

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Liabilities
 Accounts Payable                        $   0           $    0
 Accrued Expenses                          100            2,550
                                       -----------     ---------
 Total Liabilities                       $ 100            2,550

STOCKHOLDERS' EQUITY
  Common Stock, $.001 par value,
  Authorized 25,000,000 Shares;
  Issued and Outstanding 5,596,000
  Shares                                 2,596            5,596
 Additional Paid in Capital                  0           29,460
 Deficit Accumulated During
  the Development Stage               (  2,696)        ( 37,606)
                                      -----------     ----------
 Total Stockholders' Equity            (   100)        (  2,550)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)         $     0          $     0

The accompanying notes are an integral part of these financial statements

                      MSK INDUSTRIES INC.
                  (A Development Stage Company)
                   CONDENSED STATEMENT OF LOSS
               FOR THE YEAR ENDED MAY 31, 1999 AND
       FROM DECEMBER 29, 1995 (INCEPTION) TO MAY 31, 1999

                               For the Year      From         For the Year
                                  Ended       Inception to       Ended
                               May 31, 1999   May 31, 1999    May31, 1998
                              -------------  -------------  -------------
TOTAL REVENUES:                $      0       $      0        $     0
                                ----------    ----------     ----------

OPERATING EXPENSES:
Accounting                        2,500          2,500              0
Legal                             5,000          5,000              0
Rent - Note 3                     2,460          2,460              0
Filing Fee                           50            150             50
Other Start Up Costs             24,900         27,496              0
                                ----------    ----------     ----------
Total Operating Expenses         34,190         37,606             50
                                ----------    ----------     ----------

Operating Loss                 $(34,190)     $( 37,606)       $ (  50)
                                ----------    ----------     ----------
NET LOSS PER SHARE             $  (0.01)        $(0.01)        $( 0.0)
                                ----------    ----------     ----------

WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING           3,565,863     2,991,016      2,595,000
                                ----------    ----------     ----------

The accompanying notes are an integral part of these financial statements.

                      MSK INDUSTRIES INC.
                  (A Development Stage Company)
                     STATEMENT OF CASH FLOWS
               FOR THE YEAR ENDED MAY 31, 1999 AND
       FROM DECEMBER 29, 1995 (INCEPTION) TO MAY 31, 1999

                               For the Year        From       For the Year
                                  Ended        Inception to      Ended
                               May 31, 1999    May 31, 1999   May 31, 1998
                              -------------    ------------- -------------
CASH FLOWS FROM
OPERATING ACTIVITIES:
Net Loss                      $(34,910)        $( 37,606)      $   (50)
                               --------         --------       ---------
Adjustments to Reconcile Net
Loss to Net Cash Used in
Operating Activities:
Additional Paid in Capital
 Contributed By Shareholder
 for Rent                       2,460              2,460             0
Changes in Assets and
 Liabilities:
 Increase in Accrued Expenses   2,450              2,550            50
                               --------         --------      ----------
Total Adjustments               4,910              5,010            50
                               --------         --------      ----------
Net Cash Used in
Operating Activities          (30,000)         ( 32,596)             0
                               --------         --------      ----------
CASH FLOWS FROM
FINANCING ACTIVITIES:
Proceeds from Insurance of
Common Stock                   30,000            32,596              0
                              --------          --------      ----------
Net Cash Provided by
Financing Activities                0            32,596              0
                              --------          --------      ----------
Net Change in Cash                  0                 0              0

Cash at Beginning of Period         0                 0              0

Cash at End of Period          $    0           $     0         $    0
                              --------          --------      ----------

SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION
  Cash Paid During the Period
  for Interest Expense         $     0          $     0         $    0
                               --------         --------     -----------
  Corporate Taxes              $     0          $     0         $    0
                               --------         --------     -----------

The accompanying notes are an integral part of these financial statements.

                        MSK INDUSTRIES INC.
                     (A Development Stage Company)
               STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIT)
                     FOR INCEPTION TO MAY 31, 1999

                                                          Total
                    COMMON STOCK ISSUED    Additional Accumulated Shareholders'
                    SHARES    PAR VALUE    Paid in Cap   Deficit    Equity
              -------------------------------------------------------------

ISSUANCE OF
2,596,000 Shares
January 1, 1997     2,596,000   $ 2,596      $     0     $     0  $ 2,596

NET LOSS
FOR THE YEAR
ENDED MAY 31, 1997          0         0            0     ( 2,646) ( 2,646)
              -------------------------------------------------------------
BALANCE
MAY 31, 1997        2,596,000     2,596            0     ( 2,646) (    50)

NET LOSS
FOR THE YEAR
ENDED MAY 31, 1998          0         0            0     (    50)  (   50)
              -------------------------------------------------------------
BALANCE
MAY 31, 1998        2,596,000     2,596            0     ( 2,696) (   100)

ISSUANCE OF
3,000,000 SHARES
February 3, 1999    3,000,000     3,000       27,000           0   30,000

NET LOSS
FOR THE
YEAR ENDED
MAY 31, 1999                0         0        2,460     (34,910) (32,450)
              -------------------------------------------------------------
BALANCE
MAY 31, 1999        5,596,000    $5,596     $ 29,460   $( 37,606)$( 2,550)

The accompanying notes are an integral part of these financial statements.

                    MSK INDUSTRIES INC., INC.
                 (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS
                         MAY 31, 1999

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

A.  Description of Company

MSK INDUSTRIES, INC., ("the Company") is a for-profit corporation, incorporated under the laws of the State of Delaware on December 31, 1996.

The Company is a developmental stage company and currently has no material operations. The directors have determined that the Company should become active in seeking potential business opportunities with the intent to acquire or merge with such businesses.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

A. Basis of Presentation

Financial statements are prepared on the accrual basis of accounting. Accordingly, revenue is recognized when earned and expenses when incurred.

B. Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from these estimates. Significant estimates in the financial statements include the assumption that the Company will continue as a going concern. See Note 5.


NOTE 3 - USE OF OFFICE SPACE

The Company began using office space for its executive offices on June 3, 1998 at 625 North Michigan Avenue, Suite 500, Chicago, Illinois. The fair market value of the 300 square foot office is $205 per month. The Company receives the use of this office from one of its shareholders at no cost. The fair market value is reflected as an expense with a corresponding credit to additional paid in capital.



NOTE 4 - EARNINGS PER SHARE

                    For the Year For the Year
                    Ended May 31,Ended May 31,    From Inception
                        1998        1999          To May 31, 1999
                    ------------ ------------     ---------------
Net Loss Per Share    $(0.00)      $(0.01)          ($0.01)


NOTE 5 - LIQUIDITY

The Company's viability as a going concern is dependent upon raising additional capital, and ultimately, having net income. The Company's limited operating history, including its losses and no revenues, primarily reflect the operations of its early stage. As a result, the Company had from time of inception to May
31, 1999 no revenue and a net loss from operations of $(37,606). As of May 31, 1999, the Company had a net capital deficiency of $(2,550).

The Company requires additional capital principally to meet its costs for the implementation of its business plan, for general and administrative expenses and to fund costs associated with the start up of its development of internet companies. It is not anticipated that the Company will be able to meet its financial obligations through internal net revenue in the foreseeable future. MSK Industries, Inc., does not have a working capital line of credit with any financial institution. Therefore, future sources of liquidity will be limited to the Company's ability to obtain additional debt or equity funding.


NOTE 6 - SUBSEQUENT EVENTS

On July 15, 1999, MSK Industries Inc., acquired Safe Data Limited, a company incorporated in the United Kingdom on April 29, 1997. Safe Data Limited owns 51% of Trravel.com, 100% of Ehome2k.com, 100% of What language Ltd., and 100% of Browsemiles Limited. All of Safe Data Limited's subsidiaries were incorporated in the United Kingdom.

On December 21, 1999, MSK Industries, Inc., was acquired by Ci4net.com, Inc., a Delaware Corporation. As of September
30, 1999, Ci4net.com, Inc., was a developmental stage company with no assets and $9,000 of liabilities. Under the agreement, Ci4net.com issued 2,238,400 shares of its stock with a par value of $2,238 to the shareholders of MSK Industries, Inc.

SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: February 28, 2000
Ci4net.com, Inc.
(Registrant)

/s/ Kevin R. Leech
President